UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
    ------------------------------------------------------------------------
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                January 27, 2006
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                        CHINA DIRECT TRADING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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                           FLORIDA 0-28331 84-1047159
      (State of Incorporation or (Commission File Number) (I.R.S. Employer
                        organization) Identification No.)

                               10400 Griffin Road
                                    Suite 109
                           Cooper City, Florida 33328
                    (Address of principal executive offices)

                                 (954) 252-3440
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 FR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT; ITEM 2.01
                  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

                  On January 27, 2007, China Direct Trading Corporation (CHDT) entered into a Purchase Agreement (the Purchase Agreement) with William Dato (Dato) and Complete Power Solutions LLC
                  (CPS) pursuant to which CHDT acquired from Dato 51% of the member interests of CPS for a purchase price consisting of the payment of $637,000 in cash and the delivery of 600,000 shares of CHDT's Series A Convertible Preferred Stock (the Series A Preferred Stock) having a stated value of $1,200,000 which are convertible into 50,739, 958 shares of CHDT's Common Stock The cash paid in the transaction was obtained from capital provided to CHDT for use in connection with acquisitions by Howard Ullman (Ullman), the President of CHDT, and certain directors and principal shareholders of CHDT as previously disclosed. Concurrently with the closing of the transaction, CHDT filed an amendment to its articles of incorporation creating the Series A Preferred Stock.

                  Under the terms of the Purchase Agreement, Dato is entitled to repurchase twenty percent (20%) of the member interests of CPS owned by CHDT for the fair market value of such interests on the first to occur of (1) the third anniversary of the closing date of the transaction unless prior to such date, CHDT has either (x) made an underwritten public offering of the member interests of CPS owned by it at a price that values CPS at an aggregate amount not less than Fifteen Million Dollars ($15,000,000) where Dato has the right to include his member interests in the offering at the expense of CHDT, other than underwriter's discount, or (y) (i) paid Dato eleven percent (11%) of the member interests of CPS in consideration of the agreement of CPS to engage CHDT as CPS's exclusive supplier of import generators and (ii) distributed twenty percent (20%) of the member interests to the Series A Preferred Stock and Common Stock shareholders as a dividend which dividend is distributed in proportion to the total capital stock of CHDT treating the shares of Series A Preferred Stock as shares of Common Stock on an "as if converted" basis or (2) in the event that CHDT's independent public auditors or the Securities and Exchange Commission shall determine that CHDT shall not be permitted to consolidate the financial statements of CPS with the financial statements of CHDT.

                  In connection with the transactions contemplated by the Purchase Agreement, CHDT also entered into a Voting Agreement with Dato and Ullman pursuant to which, among other things, Ullman agreed to vote his shares of capital stock elect Dato as a member of the Board of Directors (see Item 5.02(d) below). In addition, in connection with its acquisition of the 51% member interest of CPS, CHDT entered into an Operating Agreement providing for the management of CPS, among other matters.

                  Further, CHDT and CPS entered into a five-year employment agreement with Dato providing for a base salary of $100,000 per annum, subject to annual increases, and payment of a bonus based on the net income of CPS.

                  The above summary is qualified in its entirety by reference to the text of Exhibits 2.1 through 2.4, inclusive, hereto.

                  ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

                  The Preferred Stock was offered and sold pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the Securities Act), provided under
                  Section 4(2) of the Securities Act and other exemptions from the registration requirements of the Securities Act applicable to private sales of securities. Under the terms of the
                  Purchase   Agreement,   CHDT  is  obligated  to  register  the
                  Preferred Stock and underlying shares of Common Stock. The shares of Preferred Stock vote on an "as if converted basis" with the shares of Common Stock.


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                  ITEM 5.02 (C)     ELECTION OF DIRECTORS

                  In connection with the Purchase Agreement, Dato was elected as a member of the Board of Directors of CHDT. Under the Voting Agreement, as discussed above, Ullman is required to vote his shares of CHDT for Dato's election as a director.

                  The description of the Purchase Agreement, the Voting Agreement, the Operating Agreement, the Employment Agreement and the Articles of Amendment are summary descriptions of certain of their terms. Please refer to the document itself, which is attached as an Exhibit to this Current Report on Form 8-K for a complete description of their respective terms. The discussion of these documents is qualified in its entirety by reference to the actual documents.

                  ITEM     9.01     FINANCIAL STATEMENTS AND EXHIBITS

                  (a) and (b) CHDT intends to file the audited financial statements of CPS and a the pro forma financial presentation required by Item 9.01 (a) and (b) within 71 days after the filing of this Report on Form 8-K.

(c)      Exhibits

                  See the Exhibit Index immediately following the signature page.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                    CHINA DIRECT TRADING CORPORATION

                                    Date:    January 27, 2006
                                    By: /s/ Howard Ullman_______________________
                                    Howard Ullman, Chief Executive Officer,
                                    President and Chairman

EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION

2.1 Purchase Agreement, dated January 27, 2006, by and among China Direct Trading Corporation, William Dato and Complete Power Solutions, LLC.

3.1      Amendment  to  Articles  of   Incorporation  of  China  Direct  Trading
         Corporation (1)

10.1 Voting Agreement, dated January 27, 2006, by and among China Direct Trading Corporation, William Dato and Howard Ullman.

10.2 Operating Agreement, dated January 27, 2006, for Complete Power Solutions, LLC

10.3 Employment Agreement, dated January 27, 2006, among William Dato, China Direct Trading Corporation and Complete Power Solutions, LLC.

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(1)  To be filed by Amendment